THE  ENTERPRISE  GROUP OF FUNDS, INC.

            SUPPLEMENT PROSPECTUS DATED MAY 1, 1997

           The following information supplements and supersedes any contrary information in the prospectus entitled "Summary of Fund Expenses" and "Portfolio Managers".

           The Management Fee for all International Growth
           Portfolio classes is 0.85%.

           The Portfolio Manager of the Growth and Income
           Portfolio is Retirement System Investors Inc.
           which is a subsidiary of Retirement Group Inc.
           Its address is 317 Madison Ave., New York, New
           York 10017.  James P. Coughlin, President and
           Chief Investment Officer, is responsible for the day-to-day management of the Portfolio and has more than 30 years experience in the investment industry. Total assets under management for Retirement System Investors Inc. is $558 million as of December 31, 1996. The Management Fee is
           0.75%, and the Portfolio Manager receives 40% of that fee for assets under management up to $100,000,000; 33% of that fee on the next
           $100,000,000; and 27% for assets greater than $200,000,000.

           The Portfolio Manger of the Small Company Growth Portfolio is Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"). Its offices are at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087. Pilgrim Baxter is a wholly owned subsidiary of United Asset Management, Inc. Gary Pilgrim, Chief Investment Officer of the firm, and Michael D. Jones, Portfolio Manager/Analyst, are responsible for the day-today management of the Portfolio and have more than 40 years combined experience in the investment industry. As of December 31, 1996, total assets under management for all clients was $14.7 billion. Usual investment minimum: $20 million. The Management Fee is 1.00% and the Portfolio
Manager receives 65% of that fee for assets under management up to $50 million; and 55% for assets under management for the next $50 million; and 45% for assets thereafter.